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                                                                    Exhibit 10.2


                              DECTRON INTERNATIONALE INC.

                                1998 STOCK OPTION PLAN


                                     ARTICLE ONE
                              PURPOSE AND INTERPRETATION


     SECTION 1.01 PURPOSE. The purpose of the Plan is to advance the interests of the Corporation by encouraging equity participation in the Corporation through the acquisition of Common Shares of the Corporation by directors, officers and employees of, and certain other persons who provide services to, the Corporation.

     SECTION 1.02 DEFINITIONS. In the Plan, the following capitalized words and terms shall have the following meanings:

     (a) "ACT" means the CANADA BUSINESS CORPORATIONS ACT or its successor, as amended from time to time.

     (b) "AFFILIATE" shall have the meaning ascribed thereto in the Securities Act.

     (c) "ASSOCIATE" shall have the meaning ascribed thereto in the Securities Act.

     (d) "BOARD OF DIRECTORS" means the board of directors of the Corporation as constituted from time to time and any committee of the board of directors which shall be comprised of at least two non-employee directors.

     (e) "COMMON SHARES" means the common shares of the Corporation as constituted on the date hereof.

     (f) "COMPETITOR" means any person engaged in a business that the Board of Directors determines competes or intends to compete with the business carried on by the Corporation and its Affiliates from time to time.

     (g) "CORPORATION" means Dectron International Inc., a corporation incorporated under the Act, and its successors from time to time.

     (h) "DESIGNATED AFFILIATE" means the Affiliates of the Corporation designated by the Board of Directors for purposes of the Plan from time to time.

     (i) "EXCHANGE" means, at any time, any stock exchange on which the Common Shares are listed, posted and called for trading.



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     (j)  "HOLDING COMPANY" shall have the meaning specified in Section 2.02 hereof.

     (k) "INSIDER" shall have the meaning ascribed thereto in the Securities Act, other than a person who is an Insider solely by virtue of being a director of senior officer of a subsidiary of the Corporation and any Associate of an Insider.

     (l) "KEY CONTRIBUTORS" means a person who is a director, officer, employee or consultant engaged by the Corporation to assist the Corporation in the conduct and growth of its business.

     (m) "ISSUER BID" shall have the meaning ascribed thereto in the Securities Act.

     (n) "OPTION PERIOD" means the period of time an option may be exercised as specified in Subsection 2.07(a) hereof.

     (o)  "PARTICIPANT" means a participant under the Plan.

     (p)  "PLAN" means the share option plan provided for herein.

     (q)  "RRSP" shall have the meaning specified in Section 2.02 hereof.

     (r) "SECURITIES LAWS" means, collectively, the applicable securities laws, regulations, schedules, prescribed forms, policy statements, notices, blanket rulings and other similar instruments of each of the jurisdictions in which the Corporation is or becomes a reporting issuer or equivalent and also includes, as the context so requires, the by-laws, rules, regulations and policies of any Exchange.

     (s) "SHARE COMPENSATION ARRANGEMENT" means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Corporation to one or more of the following persons:
          (i) an employee or insider of the Corporation or of any of its subsidiaries; and (ii) any other person or company engaged to provide ongoing management or consulting services for the listed company or for any entity controlled by the listed company, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

     (t) "TAKE-OVER BID" shall have the meaning ascribed thereto in the Securities Act.



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                                     ARTICLE TWO
                                  SHARE OPTION PLAN

     SECTION 2.01 THE PLAN. The Plan is hereby established for Key Contributors of the Corporation and Designated Affiliates.

     SECTION 2.02 PARTICIPANTS. Participants in the Plan shall be Key Contributors of the Corporation or any of its Designated Affiliates (including officers thereof, whether or not directors) who, by the nature of their positions are, in the opinion of the Board of Directors, upon the recommendation of the President of the Corporation, in a position to contribute to the success of the Corporation. At the request of any Participant, options granted to such Participant may be issued to and registered in the name of a personal holding company wholly-owned by such Participant ("Holding Company") or to a registered retirement savings plan established by such Participant ("RRSP") and, in such event, the provisions of this Plan shall apply to such options mutatis mutadis as though they were issued to and registered in the name of the Participant.

     SECTION 2.03 AMOUNT OF OPTIONS. The determination regarding the aggregate number of Common Shares subject to options in favour of any Participant will take into consideration the Participant's present and potential contribution to the success of the Corporation and shall be determined from time to time by the Board of Directors. The aggregate number of Common Shares issuable upon the exercise of options pursuant to this Plan and any other Share Compensation Arrangements, subject to adjustment or increase of such number pursuant to
Section 2.10 hereof, shall be 650,000 Common Shares. The maximum number of Common Shares reserved for issuance to any one Participant upon the exercise of options shall not exceed 5% of the total number of Common Shares outstanding immediately prior to such issuance.

     SECTION 2.04 LIMITS WITH RESPECT TO INSIDERS.

     (a) The number of Common Shares issuable to Insiders pursuant to options granted under the Plan, together with Common Shares issuable to Insiders under any other Share Compensation Arrangement of the Corporation, shall not:

          (i) exceed 10% of the number of Common Shares outstanding immediately prior to the grant of any such option; or

          (ii) result in the issuance to Insiders, within a one year period, of in excess of 10% of the number of Common Shares outstanding immediately prior to the grant of any such option.

     (b) The number of Common Shares issuable to any Insider and such Insider's Associates pursuant to options granted under the Plan, together with


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          Common Shares issuable to such Insider or such Insider's Associates under any other Share Compensation Arrangement of the Corporation shall not, within a one year period, exceed 5% of the number of Common Shares outstanding immediately prior to the grant of any such option.

     (c) Any Common Shares issuable pursuant to an option granted to a Participant prior to the Participant becoming an Insider shall be excluded for the purposes of the limits set out in Subsections 2.04(a) and 2.04(b) hereof.

     SECTION 2.05 PRICE. The exercise price per Common Share shall be determined by the Board of Directors at the time the option is granted, but such price shall not be less than such price as is required or permitted as the minimum exercise price under the Securities Laws, including the requirements of any Exchange on which the Common Shares are listed. The exercise price of all options granted hereunder shall be at least 100% of the fair market value of the Common Shares on the date of grant of the options as determined by the Board of Directors.

     SECTION 2.06 LAPSE OPTIONS. In the event that options granted under the Plan are surrendered, terminate or expire without being exercised in whole or in part, the Common Shares reserved for issuance but not purchased under such lapsed options shall be available for subsequent options to be granted under the Plan.

     SECTION 2.07 CONSIDERATION, OPTION PERIOD AND PAYMENT.

     (a) The period during which options may be exercised shall be determined by the Board of Directors, in its discretion, to a maximum of five years from the date the option is granted (the "Option Period"), except as the same may be reduced with respect to any option as provided in Sections 2.08 and 2.09 hereof respecting termination of employment or death of the Participant.

     (b) Subject to any other provision of this Plan, an option may be exercised from time to time during the Option Period by delivery to the Corporation at its registered office of a written notice of exercise addressed to the Secretary of the Corporation specifying the number of Common Shares with respect to which the option is being exercised and accompanied by payment in full of the exercise price therefor. Certificates for such Common Shares shall be issued and delivered to the Participant as soon as practicable following receipt of such notice and payment. The Corporation may, at its discretion, as determined by the Board of Directors or its nominee administering the


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          Plan, accept in lieu of cash payment of the exercise price, the tender of Common Shares having a fair market value equal to the exercise price, a personal recourse note secured by a pledge against the Common Shares so issuable, an assignment to the Corporation of sufficient proceeds from the sale of Common Shares acquired on the exercise of the option consented to and acknowledged by a duly qualified investment dealer and accompanied by an irrevocable direction of the Participant exercising such option to such investment dealer to cause such payment to be made to the direction of the Corporation, or any combination of the foregoing.

     (c) Except as set forth in Sections 2.08 and 2.09 hereof, no option may be exercised unless the Participant is, at the time of such exercise, a Key Contributor of or in the employ of the Corporation or any of its Designated Affiliates and shall have been continuously a Key Contributor since the grant of his or her option. Absence on leave with the approval of the Corporation or a Designated Affiliate shall not be considered an interruption of employment for purposes of the Plan.

     (d) The exercise of any option will be contingent upon receipt by the Corporation of cash payment of the full exercise price of the Common Shares which are the subject of the exercised option or such other arrangements for payment as are approved by the Board of Directors or its nominee under (b) above. No Participant or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Common Shares with respect to which he or she was granted an option under the Plan, unless and until certificates for such Common Shares are issued to him or her under the terms of the Plan.

     (e) Notwithstanding any other provision of this Plan or in any option granted to a Participant, the Corporation's obligation to issue Common Shares to a Participant pursuant to the exercise of an option shall be subject to:

          (i) completion of such registration or other qualification of such Common Shares or obtaining approval of such regulatory authorities as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

          (ii) the listing of such Common Shares on any Exchange, on which the Common Shares are listed and posted for trading; and

         (iii) the receipt from the Participant of such representations, warranties, agreements and undertakings, including as to future dealings in such



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               Common Shares, as the Corporation or its counsel determines to be necessary or advisable in order to ensure compliance with all applicable securities laws.

     (f) If there is a Take-over Bid or Issuer Bid made for all or any of the issued and outstanding Common Shares, then the Board of Directors may, by resolution, permit all options outstanding under the Plan to become immediately exercisable in order to permit Common Shares issuable under such options to be tendered to such bid.

     SECTION 2.08 TERMINATION OF EMPLOYMENT.  If a Participant shall:

     (a) cease to be a Key Contributor of the Corporation or any of its Designated Affiliates as determined by the Board of Directors; or

     (b) cease to be employed or engaged by the Corporation or any of its Designated Affiliates (and is not or does not continue to be a director or senior office thereof) for any reason (other than death, disability or retirement at or after age 70) or shall receive notice from the Corporation or any of its Designated Affiliates of the termination of his or her employment or engagement;

(collectively, "Termination") he or she or it may, but only within three months next succeeding such Termination, exercise his or her or its options to the extent that he or she or it was entitled to exercise such options at the date of such Termination; provided that in no event shall such right extend beyond the Option Period. This section is subject to any agreement with any director or senior officer of the Corporation or any of its Designated Affiliates with respect to the rights of such director or senior office upon Termination or change in control of the Corporation. Notwithstanding the foregoing, if the Termination is for cause from the acceptance by the Participant of an officer of employment with a Competitor, or if such Participant accepts employment with a Competitor following such Termination and prior to the date that the options held by such Participant expire under this Section 2.08, then unless otherwise determined by the Board of Directors, the entitlement of the Participant to options previously granted under this Plan that remain unexercised, whether or not previously granted under this Plan that remain unexercised, whether or not previously vested, shall immediately terminate. For purposes of this Plan, employment with a competitor shall include acting on behalf of a Competitor in any capacity, whether as a shareholder, director, officer, employee, advisor, consultant, partner, lender or in any other capacity. In addition to the foregoing, notwithstanding any other provision of this Plan, all Common Shares issued to Participants on their exercise of options granted under the Plan shall remain subject to the right of the Corporation to repurchase such Common Shares for cancellation following any Termination of the employment of such Participant if such Participant accepts employment with a Competitor during the period of 12 months following the effective date of such Termination. Such right of repurchase may be exercised by the Corporation upon refunding the option exercise price therefore paid by the Participant, such


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payment to be made by the Corporation to the Participant or any subsequent holder of such Common Shares as of the date such right is exercised by the Corporation. The Corporation shall cause notice of such right of repurchase to be set forth on the certificates evidencing any Common Shares issued to a Participant upon any exercise of options granted from time to time under the Plan.

     SECTION 2.09 DEATH, DISABILITY OR RETIREMENT OF PARTICIPANT. In the event of the death, permanent disability or retirement at or after age 70 of a Participant who is a Key Contributor of the Corporation or any of its Designated Affiliates or who is an employee having been continuously in the employ of the Corporation or any of its Designated Affiliates for one year from and after the date of the granting of his or her option, the option therefore granted to him or her shall be exercisable within the twelve months next succeeding such death, disability or retirement (including the rights under Subsection 2.07(f) and then, in the event of death, only:

     (a) by the person or persons to whom the Participant's rights under the option shall pass by the Participant's will or the laws of descent and distribution; and

     (b) to the extent that he or she was entitled to exercise the option at the date of his or her death, provided that in no event shall such right extend beyond the Option Period.

     SECTION 2.10 ADJUSTMENT IN SHARES SUBJECT TO THE PLAN.  In the event that:

     (a) there is any change in the Common Shares of the Corporation through subdivisions or consolidation of the share capital of the Corporation, or otherwise;

     (b) the Corporation declares a dividend on Common Shares payable in Common Shares or securities convertible into or exchangeable for Common Shares; or

     (c) the Corporation issues Common Shares, or securities convertible into or exchangeable for Common Shares, in respect of, in lieu of, or in exchange for, existing Common Shares,

the number of Common Shares available for option, the Common Shares subject to any option, and the option price thereof, shall be adjusted appropriately by the Board of Directors in its sole discretion and such adjustment shall be effective and binding for all purposes of the Plan.

     SECTION 2.11 EFFECTING GRANTS. Subject to Section 3.04, the grant of options under the Plan shall be affected by the execution and delivery of a stock option agreement in such form which is consistent with the provisions of the Plan as may be approved by the Board of Directors from time to time.



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     SECTION 2.12   RECORD KEEPING.  The Corporation shall maintain a register in which shall be recorded:

     (a)  the name and address of each Participant in the Plan; and

     (b) the number of options granted to a Participant and the number of options outstanding.

                                    ARTICLE THREE
                                       GENERAL

     SECTION 3.01 TRANSFERABILITY. The benefits, rights and options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be transferable by the Participant except (i) from the Participant to his or her Holding Company or RRSP or from a Holding Company or RRSP to the Participant and, in either such event, the provisions of this Plan shall apply mutatis mutandis as though they were originally issued to and registered in the name of the Participant, or (ii) as otherwise specifically provided herein. During the lifetime of a Participant, all benefits, rights and options shall only be exercised by the Participant or by his or her guardian or legal representative.

     SECTION 3.02 EMPLOYMENT. Nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Corporation or any Affiliate, or interfere in any way with the right of the Corporation or any Affiliate to terminate the Participant's employment at any time. Participation in the Plan by a Participant shall be voluntary.

     SECTION 3.03 DELEGATION TO COMPENSATION COMMITTEE. All of the powers exercisable by the Board of Directors under the Plan may, to the extent permitted by applicable law and authorized by resolution of the Board of Directors of the Corporation, be exercised by a Compensation Committee of not less than three (3) directors. A majority of the members of any such Compensation Committee shall not be employees of the Corporation. In addition, if determined appropriate by the Board of Directors of the Corporation, the Board of Directors may delegate any or all of the powers of the Board of Directors of the Corporation under the Plan to an independent consultant.

     SECTION 3.04 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors shall be authorized to interpret and construe the Plan and may, from time to time, establish, amend or rescind rules and regulations required for carrying out the purposes, provisions and administration of the Plan and determine the Participants to be granted options, the number of Common Shares covered thereby, the exercise price therefor and the time or times when they may be exercised. Any such



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interpretation or construction of the Plan shall be final and conclusive.  All administrative costs of te Plan shall be paid by the Corporation. The senior officers of the Corporation are hereby authorized and directed to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of the Plan and of the rules and regulations established for administering the Plan.

     SECTION 3.05 AMENDMENT, MODIFICATION OR TERMINATION OF THE PLAN. Subject to Section 3.03, the Board of Directors reserves the right to amend, modify or terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors. However, any amendment of the Plan which would:

     (a)  materially increase the benefits under the Plan;

     (b) increase the number of Common Shares which may be issued under the Plan; or

     (c) materially modify the requirements as to the eligibility for participation in the Plan;

shall be effective only upon the approval of the shareholders of the Corporation. Any material amendment to any provision of the Plan shall be subject to any necessary approvals by the Exchange, other quotation system or any stock exchange or regulatory body having jurisdiction over the securities of the Corporation. Notwithstanding the foregoing, the Plan will terminate 10 years from the date hereof.

     SECTION 3.06 APPLICATION FOR RULING UNDER THE SECURITIES ACT. The Corporation is not a "private company" (as defined in the Securities Act and, accordingly, is not entitled to the exemptions for such companies from the registration and prospectus requirements of the Securities Act where they are not offered for sale to the public. In order to ensure compliance with the Securities Act, the grant of options under the Plan to Key Contributors other than officers and employees of the Corporation and its Affiliates shall be subject to receipt of such rulings or other relief as may be required under the Securities Act that the granting and exercise of such options shall not be subject to the prospectus and registration requirements of the Securities Act, subject to such terms and conditions as the Board of Directors may in its absolute discretion approval.

     SECTION 3.07 CONSOLIDATION, MERGER, ETC. If there is a change in control, which is defined as a consolidation, merger or statutory amalgamation or arrangement of the Corporation with or into another corporation, a separation of the business of the Corporation into two or more entities, a transfer of all or substantially all of the assets of the Corporation to another entity, or the change in the majority of the board of directors other than by election by the shareholders pursuant to board solicitation or by vacancies filled by the board caused by death or resignation of such person, upon the exercise of an option under the Plan, the holder thereof shall


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be entitled to receive the securities, property or cash which the holder would have received upon such consolidation, merger, amalgamation, arrangement, separation or transfer if the holder had exercised the option immediately prior to such event, unless the directors of the Corporation otherwise determine the basis upon which such option shall be exercisable.


     SECTION 3.08 NO REPRESENTATION OR WARRANTY. The Corporation makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of the Plan.

     SECTION 3.09 INTERPRETATION. This Plan shall be governed by and construed in accordance with the laws of the Province of Quebec.

     SECTION 3.10 APPROVAL AND EFFECTIVE DATE. This Plan shall be effective as of the date it is approved by the Board of Directors and any securities regulatory body or stock exchange in Canada having jurisdiction over the securities of the Corporation.


Dated: ____________, 1998








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